Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Operating Lease Obligations Table
The amounts in the table below represent existing contractual operating lease obligations as of December 31, 2018, that may be assigned or otherwise charged to the Partnership pursuant to the reimbursement provisions of the omnibus agreement:

thousands	Operating Leases
2019	$8,711
2020	2,236
2021	460
2022	467
2023	473
Thereafter	1,547
Total	$13,894